Exhibit 10.10
     EXECUTION COPY
AMENDMENT NUMBER FOUR
to the
INDENTURE
dated as of October 1, 2007,
between
OPTION ONE ADVANCE TRUST 2007-ADV2,
and
WELLS FARGO BANK, NATIONAL ASSOCIATION
          This AMENDMENT NUMBER FOUR (this “Amendment”) is made and is effective as of this 24th day of December, 2007, between Option One Advance Trust 2007-ADV2 (the “Issuer”), and Wells Fargo Bank, National Association (the “Indenture Trustee”) to the Indenture, dated as of October 1, 2007 (as has been or from time to time will otherwise be amended, the “Indenture”), between the Issuer and the Indenture Trustee and accepted and acknowledged by Greenwich Capital Financial Products, Inc., as Agent.
     RECITALS
          WHEREAS, on the terms and conditions set forth herein, the Issuer has requested that the Indenture Trustee amend the Indenture as provided herein;
          NOW THEREFORE, the parties hereto hereby agree as follows:
          SECTION 1. Defined Terms. As used in this Amendment, capitalized terms have the same meanings assigned thereto in the Indenture.
          SECTION 2. Amendments.
          (a) Section 1.01 of the Indenture is hereby amended by replacing the definitions of “Maximum Note Balance” and “Note Purchasers” with the following definitions:
“Maximum Note Balance”: An amount equal to $800,000,000.00”
“Note Purchasers”: Greenwich Capital Financial Products, Inc., The CIT Group/Business Credit, Inc., and their successors and assigns.”
          (b) Section 2.16(a) of the Indenture is hereby amended by deleting the last sentence of such provision in its entirety and replacing it with the following:
“Upon the Issuer’s payment of the Redemption Amount, the Commitment of the Initial Purchasers under section 2.01 of the Note Purchase Agreement to purchase Additional Note Balances shall terminate.”

          SECTION 3. Waiver. The parties hereto hereby waive the provisions of Sections 8.02 and 8.04 of the Indenture requiring the delivery of Tax Opinions and Opinions of Counsel with respect to any amendments of the Indenture.
          SECTION 4. Limited Effect. Except as expressly amended and modified by this Amendment, the Indenture shall continue in full force and effect in accordance with its terms. Reference to this Amendment need not be made in the Indenture or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Indenture, any reference in any of such items to the Indenture being sufficient to refer to the Indenture as amended hereby.
          SECTION 5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAWS DOCTRINE APPLIED IN SUCH STATE.
          SECTION 6. Counterparts. This Amendment may be executed by each of the parties hereto in any number of separate counterparts, each of which when so executed shall be an original and all of which taken together shall constitute one and the same instrument.
          SECTION 7. Limitation on Liability. It is expressly understood and agreed by the parties hereto that (a) this Amendment is executed and delivered by Wilmington Trust Company, not individually or personally, but solely as Owner Trustee of the Issuer in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Amendment or any other related documents.

2

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the day and year first above written.

OPTION ONE ADVANCE TRUST 2007-ADV2 By: Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee
By:	/s/ Roseline K. Maney
	Name:	Roseline K. Maney
	Title:	Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION as Indenture Trustee

By:
Name:
Title:

Consented to by: GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., as Agent and Noteholder
By:
Name:
Title:

Amendment No. 4 to Indenture

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the day and year first above written.

OPTION ONE ADVANCE TRUST 2007-ADV2 By: Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee
By:
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION as Indenture Trustee

By:	/s/ Jacqueline E. Kimball
	Name:	Jacqueline E. Kimball
	Title:	Vice President

Consented to by: GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., as Agent and Noteholder
By:
Name:
Title:

Amendment No. 4 to Indenture

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the day and year first above written.

OPTION ONE ADVANCE TRUST 2007-ADV2 By: Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee
By:
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION as Indenture Trustee

By:
Name:
Title:

Consented to by: GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., as Agent and Noteholder
By:	/s/ Dominic Obaditch
	Name:	DOMINIC OBADITCH
	Title:	M.D.

Greenwich Capital Corporate Services, Inc. as attorney-in-fact.
Amendment No. 4 to Indenture